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                                                                    EXHIBIT 23.1


                         CANDLEWOOD HOTEL COMPANY, INC.

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-39219) of Candlewood Hotel Company, Inc., of our report dated February 14, 1998, with respect to the consolidated financial statements and schedules of Candlewood Hotel Company, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 1997.


                                        /s/ ERNST & YOUNG LLP


Chicago, Illinois
July 24, 1998